UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	abrdn National Municipal Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Item 1. Reports to Stockholders.

abrdn National Municipal Income Fund (VFL) (formerly, Delaware Investments National Municipal Income Fund)
Annual Report
September 30, 2023
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the “Fund”), for the period ended September 30, 2023. The Fund’s investment objective is to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
Effective as of the close of business on July 7, 2023, abrdn Inc. (“abrdn”) assumed responsibility for the management of the Fund from Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.  As noted within the Fund’s proxy statement, the Fund’s name changed simultaneously with the change of investment manager. The Fund’s ticker symbol and CUSIP did not change.
Effective July 10, 2023, the Fund's fiscal year end was changed from March 31 to September 30. The first full cycle of the new fiscal year-end reporting will begin October 1, 2023. As a result of the change, the Fund has a September 30, 2023, fiscal six-month transition period, the results of which are reported in this Annual Report for the period ended September 30, 2023.
Total Investment Return1
For the fiscal period ended September 30, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	-11.01%
Market Price[2]	-17.48%
Bloomberg Municipal Bond Index[4]	-4.05%
For more information about Fund performance, please visit the Fund on the web at www.abrdnvfl.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison from current period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
9/30/2023	$10.26	$8.61	-16.08%
3/31/2023	$11.79	$10.67	-9.50%
During the fiscal period ended September 30, 2023, the Fund’s NAV was within a range of $10.18 to $12.10 and the Fund’s market price traded within a range of $8.61 to $10.72. During the fiscal period ended September 30, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of -9.46% to -17.30%.
Distribution Policy
Distributions to common shareholders for the fiscal period ended September 30, 2023 totaled $0.22 per share. Based on the market price of $8.61 on September 30, 2023, the annualized distribution rate over the fiscal period ended September 30, 2023 was 5.11%. Based on the NAV of $10.26 on September 30, 2023, the distribution rate over the fiscal period ended September 30, 2023 was 4.30%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On October 11, 2023 and November 9, 2023 the Fund announced that it will pay on October 31, 2023 and November 30, 2023,

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported net asset value (“NAV”) for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The Bloomberg Municipal Bond Index consists of the long-term investment grade tax exempt bonds. You cannot invest directly in an index.
abrdn National Municipal Income Fund	1

Letter to Shareholders  (unaudited)  (concluded)

respectively a distribution of US $0.0325 per share to all shareholders of record as of October 24, 2023 and November 22, 2023, respectively.
The Fund's policy is to provide common shareholders with a stable monthly distribution out of current income. This policy is subject to an annual review as well as regular review at the Board of Trustees' (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnvfl.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,

Christian Pittard
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn National Municipal Income Fund

Report of the Investment Manager  (unaudited)

Market review
The municipal (muni) bond market, as measured by the Bloomberg Municipal Bond Index1, declined over the review period April 1, 2023 to September 30, 2023.
Early in the period, investors’ attention was firmly on the U.S. debt ceiling negotiations, which carried the risk of a potentially disastrous default. However, the subsequent compromise agreement to suspend the ceiling until January 2025 benefited investor sentiment. In addition, the collapse of Silicon Valley Bank on March 10, Signature Bank on March 12, Credit Suisse on March 15, and First Republic Bank on May 1, raised the risk of a credit crunch, increasing the likelihood of an economic recession. Earlier in the year, the difference in yield between 2- and 10-year Treasuries continued to tighten deeper into negative territory (i.e., an inversion of the yield curve) as has been the trend during the year-from the beginning of 2023 until the banking crisis in mid-March. The long-run trend started to reverse, but that proved to be short lived. However, over the review period, the yield spread between 2- and 10-year Treasuries reversed its year-long tightening trend, and some steepening and curve renormalization has started to become evident in the market. The spread began the quarter at -106 basis points (bps) and ended at -47 bps.
During the period, the Federal Reserve (Fed) increased the target rate for the federal funds rate twice up to 5.25-5.50%, a 22-year high. While the Fed paused hikes at its September meeting, it signaled that it foresees another rate increase before the end of 2023, possibly in November, as the central bank remains determined to keep inflation under control. Meanwhile, annual consumer price inflation rose from 3.2% in July to a higher-than-expected 3.7% in August due to higher energy costs and remained at 3.7% in September. However, easing price pressures, compared to the previous 12 months, have raised expectations of an end to the Fed’s tightening cycle. Importantly, the Fed’s “dot plot”, which provides insight into the different members’ rate outlooks, projected two rate cuts for 2024, versus four cuts previously. This conforms with the Fed’s narrative of higher-for-longer rates being required to achieve the 2% inflation target, triggering a sell-off in bonds and equities as the 10-year Treasury yield approached 5%.
Later in the period, Congress averted a shutdown alleviating investors' concerns regarding the risk of even greater market disruption and volatility. However, legislators reached a last-minute deal to prevent one. In addition, U.S. GDP grew 2.1% in the second quarter of 2023, slightly behind most estimates, but posting a second consecutive quarter of at least 2% growth, continuing to demonstrate the resiliency of the U.S. economy.
Fund performance review
The Fund was managed by a team at DMC from April 1, 2023 through July 7, 2023. During that period the Fund's top individual performer was a Puerto Rico General Obligation bond.  These non-rated bonds gained 23% for the period from April 1, 2023 through July 7, 2023.  These bonds fall into the below investment grade credit segment, which experienced strong returns during the period.
An Inland Empire Tobacco Securitization bond, also non-rated and thus in the below investment grade credit tranche, also contributed, gaining 18% for the period.  These are zero-coupon bonds.
In contrast, non-rated bonds for the Legacy Cares athletic complex project in Mesa, Arizona, meaningfully detracted from the Fund's performance, returning -15%, as the issuer experienced credit challenges during the period.  The Fund also saw under performance from its investment in a non-rated Riverview Hospital based in Crookston, Minnesota.  These bonds returned -6% for the period.
Effective as of the close of business on July 7, 2023, abrdn assumed responsibility for the management of the Fund.  During that period, the Fund’s exposure to hospitals, lease appropriation, and dedicated tax-backed obligations weighed on its performance relative to the benchmark. This was partially mitigated by stronger returns in the local general obligation and industrials sectors. In addition, leverage3 costs weighed on total performance as the benchmark Securities Industry and Financial Markets Association (SIFMA) rates remain elevated, averaging 3.52% during the third quarter of 2023.
Individual detractors from the Fund’s relative performance included Golden State Tobacco and the Puerto Rico Sales Tax Financing Corporation as 0% coupon4 and long duration5 structures underperformed over the period. Meanwhile, GDB Debt Recovery Authority of the Commonwealth of Puerto Rico and the Municipal Electric Authority of Georgia added to returns.
Since abrdn began managing the Fund on July 8, 2023, we spent most of the third quarter diversifying the portfolio, by way of lowering concentration in the states of Colorado and Minnesota for investments in states that we believe provide better relative value

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1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
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2	Net asset value (NAV) is a key measure of the value of a company, fund, or trust - the total value of assets less liabilities, divided by the number of shares.
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3	Leverage usually refers to a fund being exposed by more than 100% of its net asset value to assets or markets; typically resulting from the use of debt or derivatives.
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4	Coupon is the interest rate stated on a bond when it is issued. Typically, coupons are paid semi-annually.
abrdn National Municipal Income Fund	3

Report of the Investment Manager  (unaudited)  (concluded)

opportunities. The activity in the portfolio resulted in a lower exposure to the hospitals, higher education, and electric sectors in favor of higher exposure to the development, airports, and toll roads sectors. Additionally, we found better relative value in the states of New York and Texas, which resulted in an increase in exposure to those two states relative to when the reporting period began.
The monthly distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 6-month period ended September 30, 2023, the distributions comprised of 100% net ordinary income.
Outlook
As we move into the fourth quarter of 2023, we maintain a cautiously optimistic outlook for the muni bond market as inflation pressures have continued to abate and the Fed has temporarily paused its rate increases. We are cautious on extending duration5 materially within the strategy at this time given the Fund's overweight6 positioning at the moment. However, we will continue to look for opportunities to barbell7 our duration positioning by shifting exposure within the intermediate part of the yield curve to both short and long-term securities, where we see more value. Additionally, we feel that the Fed might keep rates at elevated levels for a longer period than is currently being priced into the markets, given existing labor market strength and elevated inflation. We would expect this to put pressure on interest rates, especially in the intermediate part of the municipal yield curve.
In terms of market technicals, mutual fund outflows have been persistent through the first three quarters of the year, albeit at a much slower and more manageable pace than in 2022. We expect the pace of outflows to subside in 2023 as we believe the fixed income asset class presents a strong relative value case at this point in the economic cycle. From a supply standpoint, issuance at the end of the period was down 8% relative to last year, which represents a closing of the gap from roughly 20% lower issuance at the beginning of the third quarter relative to 2022. We expect the tick up in issuance in the second half of the third quarter to continue into the first half of the fourth quarter, providing some support to performance to start the quarter.
Given this backdrop, we are focusing more on fundamentals, and adding marginally to lower credit-quality8 names as opportunities to lock in attractive yields arise. We continue to find opportunities in select issuers in sectors that we believe may outperform in an economic slowdown. In our opinion, retaining the Fund’s overweight duration positioning while shifting to a barbell approach, along with focusing on credit fundamentals, should result in a more stable NAV throughout an uncertain and volatile market landscape. At the same time, as we move closer to peak interest rates, we feel this should allow the Fund to capitalize on any market rally or even some market stability.
abrdn Inc.
Risk Considerations
Past performance is not an indication of future results.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

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5	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
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6	Overweight is when a portfolio is holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
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7	Barbell is a fixed income portfolio strategy where half of the holdings are short-term bonds, and the other half are long-term bonds. It gets its name because the investment strategy looks like a barbell with bonds heavily weighted at both ends of the maturity timeline.
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8	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
4	abrdn National Municipal Income Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2023.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-11.01%	-3.84%	-6.30%	-1.65%	2.44%
Market Price	-17.48%	-17.08%	-7.07%	-2.12%	1.76%
Bloomberg Municipal Bond Index	-4.05%	2.66%	-2.30%	1.05%	2.29%
Performance of a $10,000 Investment (as of September 30, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc (the "Investment Manager") assumed responsibility for the management of the Fund as investment manager at the close of business on July 7, 2023. Performance prior to this date reflects the performance of an unaffiliated investment manager.
The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current investment manager. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn Inc. entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of  the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended September 30, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnvfl.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the period ended September 30, 2023 was 4.58%. The net operating expense ratio net of fee waivers based on the period ended September 30, 2023 was 4.11%.The net operating expenses net of fee waivers and excluding dividend expense based on the period ended September 30, 2023 was 1.01%.
abrdn National Municipal Income Fund	5

Portfolio Summary  (unaudited)
As of September 30, 2023

Quality of Investments(1)
As at September 30, 2023, 59.2% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. ("Moody's")  or Fitch Ratings, Inc. (“Fitch”) or, if unrated, was judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as at September 30, 2023:
Credit Rating	As a percentage of total investments
AAA	3.1%
AA	38.5%
A	17.6%
BBB	13.7%
BB	2.5%
B	0.2%
Below B	0.5%
Non-Rated	23.9%
100.0%
(1)	Generally, the credit ratings range from AAA (highest) to D (lowest). Where bonds held in the Fund are rated by multiple rating agencies (Moody’s, Fitch and S&P), the Higher of the ratings is used. This may not be consistent with data from the benchmark provider. Quality distribution represents ratings of the underlying securities held within the Fund, and not ratings of the Fund itself.
The following table shows the sector exposure of the securities held by the Fund as at September 30, 2023:
Sector Exposure	As a percentage of total investments
Hospital	14.7%
Sale & Excise Tax	9.9%
Higher Education	6.3%
Continuing Care Retirement Communities	5.7%
Appropriations	5.3%
Nuclear Power	4.8%
Tobacco Master Securities	4.7%
Charter School	4.6%
Others	44.0%
100.0%
6	abrdn National Municipal Income Fund

Portfolio Summary  (unaudited)  (concluded)
As of September 30, 2023

The following table shows the state allocation of the securities held by the Fund as at September 30, 2023:
States	As a percentage of net assets
Puerto Rico	25.3%
New York	19.8%
California	15.4%
Illinois	15.0%
Colorado	14.9%
Texas	13.2%
Minnesota	11.4%
Georgia	8.4%
Florida	6.3%
Ohio	6.2%
Oregon	5.9%
Pennsylvania	4.7%
Arizona	3.8%
Idaho	3.8%
New Jersey	3.5%
Guam	3.1%
Alabama	2.9%
Mississippi	2.4%
Wisconsin	2.2%
Washington	2.0%
Other, less than 2% each	6.3%
Liabilities in Excess of Other Assets	(76.5%)
100.0%
The following were the Fund’s top ten holdings as of September 30, 2023:
Top Ten Holdings	As a percentage of net assets
Puerto Rico Sales Tax Filing Corporate Sales Tax Revenue Restructured Bonds Cofina A-1, Series A-1 07/01/2051	9.8%
Puerto Rico Sales Tax Filing Corporate Sales Tax Revenue Restructured Bonds Cofina A-1, Series A-1 07/01/2053	6.0%
Gdb Debt Recovery Authority Gdb Debt Recovery Authority Bonds (Taxable) 08/20/2040	5.0%
City of Austin, Texas Airport System Revenue Bonds, Series 2022 (AMT) 11/15/2052	3.9%
Municipal Electric Authority Bonds (Plant Vogtle Units 3&4 Project M), 2019A, (BAM-TCRS), Series A 01/01/2056	3.9%
New York Liberty Development Corp Liberty Revenue Reference Bonds (4 World Trade Center Llc), 2021A Green Bond, (BAM-TCRS), Series A 11/15/2046	3.8%
Irvine Facilities Financing Authority (Gateway Preserve Land Acquisition Project) Lease Revenue Bonds, Series 2023A, Series A 05/01/2053	3.7%
Hillsborough County Industrial Development Authority Hospital Revenue Bonds (Tampa General Hospital Project), Series 2020A, Series A 08/01/2055	3.7%
State of California Various Purpose General Obligation Bonds 10/01/2050	3.7%
Illinois Finance Authority Revenue Bonds, Series 2022A (Northshore - Edward-Elmhurst Health Credit Group), Series A 08/15/2051	3.4%

abrdn National Municipal Income Fund	7

Portfolio of Investments
As of September 30, 2023

Principal Amount		Value
MUNICIPAL BONDS —176.5%
ALABAMA—2.9%
The Black Belt Energy Gas District Gas Project Revenue Refunding Bonds 2023 Series D-1 (Fixed Rate), Series D-1, 5.50%, 06/01/2049	$570,000	$ 581,322
The Public Educational Building Authority Of Jacksonville (Jacksonville State University Foundation) Higher Educational Facilities Revenue Bonds (Jsu Foundation Project), Series 2023-A, (AGM), Series A, 5.25%, 08/01/2053	3,000,000	3,056,281
Total Alabama		3,637,603
ARIZONA—3.8%
Arizona Industrial Development Authority Economic Development Revenue Bonds, Tax-Exempt Series 2020A (Legacy Cares, Inc. Project), Series A, 7.75%, 07/01/2050(a)(b)	725,000	43,500
Arizona Industrial Development Authority Education Facility Revenue Bonds (Leman Academy Of Excellence Projects) Series 2022A, Series A, 4.50%, 07/01/2054	1,115,000	892,414
Arizona Industrial Development Authority Senior Living Revenue Bonds (Great Lakes Senior Living Communities Llc Project) Series 2021, Series D-2, 7.75%, 01/01/2054(a)	50,000	24,785
Arizona Industrial Development Authority Senior Living Revenue Bonds, Great Lakes Senior Living Communities Llc Project, Second Tier, Series 2019B, Series B, 5.00%, 01/01/2049	70,000	35,249
Salt River Project Agricultural Improvement And Power District, Arizona Salt River Project Electric System Revenue Bonds, 2023 Series A, Series A, 5.00%, 01/01/2050	3,000,000	3,091,220
The Industrial Development Authority Of The County Of Maricopa Hospital Revenue Bonds (Honorhealth) Series 2021A, Series A, 3.00%, 09/01/2051	1,000,000	657,657
Total Arizona		4,744,825
CALIFORNIA—15.4%
California Health Facilities Financing Authority Kaiser Permanente Revenue Bonds Series 2017A Consisting Of Subseries 2017A-2, Series A-2, 5.00%, 11/01/2047	1,000,000	1,039,753
City And County of San Francisco Special Tax District No. 2020-1 (Mission Rock Facilities And Services) Development Special Tax Bonds, Series 2021B (Federally Taxable), Series B, 5.25%, 09/01/2049(a)	550,000	382,711
City of South San Francisco Community Facilities District No. 2021-01 (Public Facilities And Services) Special Tax Bonds (Oyster Point), Series 2022, 4.00%, 09/01/2044	1,000,000	817,763
Principal Amount		Value

Golden State Tobacco Securitization Corporation Tobacco Settlement Asset-Backed Bonds Series 2021B-2 (Subordinate) Capital Appreciation Bonds, Series B, 0.00%, 06/01/2066	$40,820,000	$ 3,531,546
Golden State Tobacco Securitization Corporation Tobacco Settlement Asset-Backed Bonds, Series 2022A-1 (Senior), Series A-1, 5.00%, 06/01/2051	1,500,000	1,523,001
Inland Empire Tobacco Securitization Auth Calif Tob Settlement Rev Tobacco Bds 2007E, 0.00%, 06/01/2057(a)	3,900,000	238,974
Inland Empire Tobacco Securitization Auth Calif Tob Settlement Rev Tobacco Bonds 2007F, 0.00%, 06/01/2057(a)	2,500,000	125,027
Irvine Facilities Financing Authority (Gateway Preserve Land Acquisition Project) Lease Revenue Bonds, Series 2023A, Series A, 4.25%, 05/01/2053	5,000,000	4,663,019
State of California Various Purpose General Obligation Bonds
3.00%, 03/01/2046	2,000,000	1,504,505
4.00%, 10/01/2050	5,000,000	4,597,739
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue San Diego County Turbo 6/1/32 Al 25.7Yrs 2006C 2Nd Sub Cabs , 0.00%, 06/01/2046	3,235,000	539,625
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue San Diego County Turbo 6/1/35 Al 27.6Yrs 2006D 3Rd Sub Cabs , 0.00%, 06/01/2046	3,015,000	417,815
Total California		19,381,478
COLORADO—14.9%
(Aspen Ridge School Project) Colorado Educational And Cultural Facilities Authority Charter School Revenue Bonds Series 2015A, 5.25%, 07/01/2046(a)	500,000	452,021
550 Acoma, Inc., Colorado Certificates Of Participation (Denver Health And Hospital Authority Project), Series 2018, 4.00%, 12/01/2038	500,000	422,939
Beacon Point Metropolitan District In The City Of Aurora In Arapahoe County, Colorado General Obligation Refunding Bonds, (AGM), 5.00%, 12/01/2030	600,000	609,353
City And County of Denver, Colorado Airport System Subordinate Revenue Bonds, Series 2018A (Amt), Series A, 5.00%, 12/01/2048	1,000,000	995,279
Colorado Educational And Cultural Facilities Authority Charter School Refunding And Improvement Revenue Bonds(University Lab School Project), 5.00%, 12/15/2045(a)	500,000	465,924

8	abrdn National Municipal Income Fund

Portfolio of Investments   (continued)
As of September 30, 2023

	Principal Amount	Value
MUNICIPAL BONDS (continued)
COLORADO (continued)
Colorado Educational And Cultural Facilities Authority Charter School Revenue Bonds Atlas Preparatory School Project A Charter School Chartered Through Harrison School District No 2 Series 2015, (Pre-refunded @ $100.000000, 04/01/2025), 5.25%, 04/01/2045(a)	$700,000	$ 712,669
Colorado Educational And Cultural Facilities Authority Independent School Revenue Refunding Bonds (Vail Mountain School Project) Series 2016
(MORAL OBLG), 5.00%, 08/15/2034	1,000,000	1,005,492
4.00%, 05/01/2046	25,000	19,169
5.13%, 11/01/2049	765,000	666,567
Colorado Health Facilities Authority - Advent Health Hospital Revenue Bonds, Series 2021A (Adventhealth Obligated Group)
Series A, 4.00%, 11/15/2050	500,000	419,431
Series A, 3.00%, 11/15/2051	2,000,000	1,329,911
Colorado Health Facilities Authority Health Care Facilities Revenue Bonds (American Baptist Homes Of The Midwest Obligated Group), Series 2013, 8.00%, 08/01/2043	1,660,000	1,610,094
Colorado Health Facilities Authority Hospital Revenue Bonds, Series 2018A (Adventist Health System/Sunbelt Obligated Group), Series A, 5.00%, 11/15/2048	1,000,000	1,001,789
Colorado Health Facilities Authority Improvement And Refunding Revenue Bonds (Bethesda Project) Series 2018A-1, Series A-1, 5.00%, 09/15/2048	750,000	628,963
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge) Series 2021A, Series A, 5.00%, 05/15/2049	500,000	337,594
Colorado Health Facilities Authority Revenue Bonds (Commonspirit Health) Series 2019A-2, Series A-2, 5.00%, 08/01/2044	290,000	281,995
Colorado Health Facilities Authority Revenue Bonds, Series 2019A (Sanford), Series A, 5.00%, 11/01/2044	1,465,000	1,419,026
Colorado Health Facilities Authority Revenue Refunding And Improvement Bonds, Series 2015A Tax-Exempt (Sunny Vista Living Center Project), Series A, 6.25%, 12/01/2050(a)	505,000	324,214
Colorado Health Facilities Authority Revenue Refunding Bonds, Series 2015A (Covenant Retirement Communities, Inc.), Series A, 5.00%, 12/01/2035	1,000,000	968,674
Colorado Health Facilities Authority Senior Living Revenue Bonds (Capella Of Grand Junction Project), Series 2019, 5.00%, 12/01/2054(a)	525,000	323,004
Fountain Urban Renewal Authority, Colorado Tax Increment Revenue Refunding And Improvement Bonds (South Academy Highlands Project) Series 2015A, Series A, 5.50%, 11/01/2044	655,000	588,662
Principal Amount		Value

Jefferson County School District No. R-1, Co G.O. Refunding Bonds, Series 2010, (ST AID WITHHLDG), 5.25%, 12/15/2024	$750,000	$ 761,605
Public Authority For Colorado Energy Pur Natural Gas Revenue Bonds 2008
6.25%, 11/15/2028	865,000	905,259
6.50%, 11/15/2038	2,250,000	2,545,233
Total Colorado		18,794,867
DISTRICT OF COLUMBIA—0.5%
District of Columbia Revenue Bonds (Two Rivers Public Charter School Inc. Issue), Series 2020, 5.00%, 06/01/2050	760,000	624,535
FLORIDA—6.3%
Capital Projects Finance Authority Student Housing Revenue Bonds (Provident Group - Continuum Properties Project) Senior Series 2023A-1 (Tax-Exempt), Series A-1, 5.00%, 11/01/2058	1,000,000	921,149
Escambia County Health Facilities Authority Health Care Facilities Revenue Bonds, Series 2020A (Baptist Health Care Corporation Obligated Group), Series A, 4.00%, 08/15/2050	1,150,000	894,313
Hillsborough County Industrial Development Authority Hospital Revenue Bonds (Tampa General Hospital Project), Series 2020A, Series A, 3.50%, 08/01/2055	6,875,000	4,607,507
Miami-Dade County Special Obligation Sub Bonds 2009, (BAM-TCRS), 0.00%, 10/01/2037	3,000,000	1,509,914
Total Florida		7,932,883
GEORGIA—8.4%
Municipal Electric Authority Bonds (Plant Vogtle Units 3&4 Project M ), Series 2019A, Series A, 4.00%, 01/01/2059	4,000,000	3,234,570
Municipal Electric Authority Bonds (Plant Vogtle Units 3&4 Project M), 2019A
(BAM-TCRS), Series A, 5.00%, 01/01/2056	5,000,000	4,939,226
(BAM-TCRS), Series A, 5.00%, 01/01/2063	2,500,000	2,467,398
Total Georgia		10,641,194
GUAM—3.1%
Guam Waterworks Authority Water And Wastewater System Revenue Refunding Bonds Series 2017, 5.00%, 07/01/2037	3,000,000	2,955,065
Port Authority of Guam Port Revenue Bonds, 2018 Series A (Governmental/Non-Amt), Series A, 5.00%, 07/01/2048	1,050,000	998,054
Total Guam		3,953,119
IDAHO—3.8%
Idaho Health Facilities Authority (St. Luke'S Health System Project) Revenue Bonds, Series 2021A, Series A, 3.00%, 03/01/2051	4,630,000	2,959,143

abrdn National Municipal Income Fund	9

Portfolio of Investments   (continued)
As of September 30, 2023

Principal Amount		Value
MUNICIPAL BONDS (continued)
IDAHO (continued)
Idaho Housing And Finance Association Grant And Revenue Anticipation Bonds Federal Highway Trust Fund 2021 Series A, Series A, 4.00%, 07/15/2039	$1,000,000	$ 898,092
Idaho Housing And Finance Association Nonprofit Facilities Refunding Revenue Bonds (Sage International School Of Boise Project) Series 2020A, (SCH BD GTY), Series A, 4.00%, 05/01/2050	1,055,000	861,694
Total Idaho		4,718,929
ILLINOIS—15.0%
Board of Education of The City of Chicago Dedicated Capital Improvement Tax Bonds Series 2017, 5.00%, 04/01/2046	905,000	856,029
Board of Education of The City of Chicago Dedicated Capital Improvement Tax Bonds, Series 2023, 5.00%, 04/01/2045	585,000	577,451
Board of Education of The City of Chicago Unlimited Tax General Obligation Bonds (Dedicated Revenues), Series 2018D , Series D, 5.00%, 12/01/2046	3,000,000	2,713,731
Chicago Ill Board Ed Dedicated Cap Impt Tax Bonds 2023, (BAM-TCRS), 5.75%, 04/01/2048	4,000,000	4,216,914
Illinois Finance Authority Lease Revenue Bonds (Provident Group–Sccil Properties Llc – University Of Illinois Urbana-Champaign Project) Series 2023A (Learning Facility)
Series A, 5.00%, 10/01/2048	1,000,000	1,012,335
Series A, 5.25%, 10/01/2053	500,000	514,634
Illinois Finance Authority Revenue Bonds, Series 2022A (Northshore - Edward-Elmhurst Health Credit Group), Series A, 5.00%, 08/15/2051	4,355,000	4,250,025
Metropolitan Pier & Exposition Auth Ill Rev Bds Mccormick Place Expansion Project A, (AGM-CR), Series A, 0.00%, 12/15/2052	4,625,000	985,113
Metropolitan Pier & Exposition Auth Ill Rev Ref Bds Mccormick Place Expansion Project 2017 B, (BAM-TCRS), Series B, 0.00%, 12/15/2054(c)	5,000,000	949,372
The Illinois State Toll Highway Authority Toll Highway Senior Revenue Bonds, 2023 Series A, Series A, 5.00%, 01/01/2042	2,700,000	2,780,968
Total Illinois		18,856,572
INDIANA—0.0%
Town of Shoals Exempt Facilities Revenue Bonds, Series 2013 (National Gypsum Company Project), 7.25%, 11/01/2043	25,000	25,028
MASSACHUSETTS—1.2%
Massachusetts Development Finance Agency Revenue Bonds Simmons University Issue, Series N (2023)
Series N, 5.25%, 10/01/2039	580,000	564,755
Series N, 5.00%, 10/01/2043	1,075,000	987,066
Total Massachusetts		1,551,821
	Principal Amount	Value

MINNESOTA—11.4%
Beacon Point Metropolitan District In The City Of Aurora In Arapahoe County, Colorado General Obligation Refunding Bonds, Series A, 5.50%, 12/01/2048	$500,000	$ 386,138
City of Anoka, Minnesota Health Care And Housing Facility Revenue Bonds (The Homestead At Anoka, Inc. Project) Series 2014, 5.38%, 11/01/2034	610,000	559,980
City of Apple Valley, Minnesota Senior Living Revenue Bonds (Minnesota Senior Living Llc Project) Fourth Tier Series 2016D
Series D, 7.00%, 01/01/2037	685,000	471,741
Series D, 7.25%, 01/01/2052	1,035,000	644,646
City of Apple Valley, Minnesota Senior Living Revenue Bonds (Minnesota Senior Living Llc Project) Second Tier Series 2016B, Series B, 5.00%, 01/01/2047	715,000	411,037
City of Brooklyn Park, Minnesota Charter School Lease Revenue Refunding Bonds (Prairie Seeds Academy Project), Series 2015A
Series A, 5.00%, 03/01/2034	925,000	844,709
Series A, 5.00%, 03/01/2039	170,000	148,094
City of Crookston, Minnesota Health Care Facilities Revenue Bonds (Riverview Health Project), Series 2019, 5.00%, 05/01/2051	1,390,000	965,561
City of Deephaven, Minnesota Housing And Healthcare Facility Revenue Bonds (St. Therese Senior Living Project), Series 2013A
Series A, 5.00%, 04/01/2038	280,000	233,772
Series A, 5.00%, 04/01/2040	270,000	220,626
City of Hayward, Minnesota Health Care Facilities Revenue Bonds (American Baptist Homes Of The Midwest Obligated Group) Series 2014, 5.75%, 02/01/2044	500,000	396,268
City Of Maple Grove, Minnesota Health Care Facilities Revenue Refunding Bonds (Maple Grove Hospital Corporation) Series 2017, 4.00%, 05/01/2037	1,000,000	867,360
City Of Maple Grove, Minnesota Health Care Facilities Revenue Refunding Bonds (North Memorial Health Care), Series 2015, 5.00%, 09/01/2030	865,000	871,277
City Of Maple Plain, Minnesota Senior Housing And Healthcare Revenue Bonds (Haven Homes, Inc. Project) Series 2019, 5.00%, 07/01/2054	1,500,000	1,135,053
City of Minneapolis Health Care System Revenue Bonds, Series 2015A (Fairview Health Services)
Series A, 5.00%, 11/15/2033	500,000	503,486
Series A, 5.00%, 11/15/2034	500,000	503,091
City of Minneapolis, Minnesota Senior Housing And Healthcare Revenue Bonds (Ecumen-Abiitan Mill City Project), Series 2015
5.00%, 11/01/2035	220,000	193,338
5.25%, 11/01/2045	850,000	710,643

10	abrdn National Municipal Income Fund

Portfolio of Investments   (continued)
As of September 30, 2023

Principal Amount		Value
MUNICIPAL BONDS (continued)
MINNESOTA (continued)
City of Otsego, Minnesota Charter School Lease Revenue Bonds (Kaleidoscope Charter School Project), Series 2014A, Series A, 5.00%, 09/01/2034	$230,000	$ 211,939
City of Rochester Health Care And Housing Facility Revenue Bonds (The Homestead At Rochester In Project), Series 2013A, Series A, 6.88%, 12/01/2048	1,220,000	1,149,831
City of Shakopee Health Care Facilities Revenue Refunding Bonds (St. Francis Regional Medical Center) Series 2014, 4.00%, 09/01/2031	205,000	191,987
Housing And Redevelopment Authority Of The City Of Saint Paul, Minnesota Charter School Lease Revenue Bonds (Great River School Project) Series 2017A, Series A, 5.50%, 07/01/2038(a)	240,000	234,065
Housing And Redevelopment Authority Of The City Of Saint Paul, Minnesota Charter School Lease Revenue Bonds (Twin Cities Academy Project), Series 2015A, Series A, 5.30%, 07/01/2045	630,000	561,351
Housing And Redevelopment Authority Of The City Of Saint Paul, Minnesota Health Care Facilities Revenue Refunding Bonds (Healthpartners Obligated Group), Series 2015A Tax-Exempt, Series A, 5.00%, 07/01/2030	1,000,000	1,008,248
Housing And Redevelopment Authority Of The City Of Saint Paul, Minnesota Hospital Facility Revenue Bonds (Healtheast Care System Project) Series 2015A
(Pre-refunded @ $100.000000, 11/15/2025), Series A, 5.00%, 11/15/2029	395,000	403,378
(Pre-refunded @ $100.000000, 11/15/2025), Series A, 5.00%, 11/15/2030	290,000	296,151
The City of Saint Cloud, Minnesota Charter School Lease Revenue Bonds (Stride Academy Project), Series 2016A, Series A, 5.00%, 04/01/2046	375,000	263,545
Total Minnesota		14,387,315
MISSISSIPPI—2.4%
Mississippi Business Finance Corporation Tax Exempt Variable Rate Demand Revenue Bonds Psl-North America Llc Project Series 2007A, Series A, 5.27%, 11/01/2032	2,985,000	2,985,000
MISSOURI—1.1%
Missouri State Health & Education Facilities Authority Revenue Bonds (Mercy Health 2020), (BAM-TCRS), 4.00%, 06/01/2053	1,630,000	1,382,966
NEW HAMPSHIRE—0.9%
National Finance Authority, New Hampshire Revenue Bonds (Presbyterian Senior Living Project), Series 2023A, Series A, 5.25%, 07/01/2048	1,250,000	1,177,341
Principal Amount		Value

NEW JERSEY—3.5%
New Jersey State Transitional Trust Fund Authority Program Bonds 2020 Aa, (BAM-TCRS), Series AA, 4.00%, 06/15/2050	$2,210,000	$ 1,959,933
South Jersey Transportation Authority N J Transportation System Revenue Bonds 2020A, (BAM-TCRS), Series A, 5.00%, 11/01/2045	2,455,000	2,491,956
Total New Jersey		4,451,889
NEW YORK—19.8%
Dormitory Authority of The State of New York Montefiore Obligated Group Revenue Bonds Series 2020A, (AGM), Series A, 3.00%, 09/01/2050	5,600,000	3,622,688
Dormitory Authority of The State of New York, New York State Personal Income Tax Revenue Bonds (General Purpose), Series 2021E Bidding Group 5 Bonds, Series E, 3.00%, 03/15/2050	2,500,000	1,678,601
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds, 2023 Series A-1 (Sustainable Development Bonds)
Series A, 4.85%, 11/01/2053	500,000	475,954
Series A, 5.00%, 05/01/2063	2,000,000	1,908,451
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2024 Series A Subseries A-1 Tax-Exempt Bonds, Series A, 5.00%, 05/01/2047	2,000,000	2,036,250
New York Liberty Development Corp Liberty Revenue Reference Bonds (4 World Trade Center Llc), 2021A Green Bond, (BAM-TCRS), Series A, 2.88%, 11/15/2046	7,000,000	4,753,662
New York State Thruway Authority New York State Personal Income Tax Revenue Green Bonds, Series 2022C (Climate Bond Certified)
(SONYMA), Series 250, 4.90%, 10/01/2053	3,500,000	3,405,353
Series C, 5.00%, 03/15/2055	4,000,000	4,032,488
The City of New York General Obligation Bonds, Fiscal 2023 Series B, Tax-Exempt Subseries B-1 , Series B-1, 5.25%, 10/01/2047	1,500,000	1,558,649
Westchester County Local Development Corporation Pace University Revenue Bonds, Series 2014A , Series A, 5.00%, 05/01/2034	1,500,000	1,500,767
Total New York		24,972,863
OHIO—6.2%
American Municipal Power, Inc. Prairie State Energy Campus Project Revenue Bonds, Refunding Series 2021A, Series A, 4.00%, 02/15/2036	2,500,000	2,360,530

abrdn National Municipal Income Fund	11

Portfolio of Investments   (continued)
As of September 30, 2023

Principal Amount		Value
MUNICIPAL BONDS (continued)
OHIO (continued)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Refunding Bonds, Series 2020 Senior Bonds Series 2020B-2 Class 2 Senior Current Interest Bonds, Series B-2, 5.00%, 06/01/2055	$4,615,000	$ 3,975,404
County of Cuyahoga, Ohio Ohio Hospital Revenue Bonds, Series 2017 (The Metrohealth System), 5.50%, 02/15/2057	1,000,000	932,729
State of Ohio Hospital (University Hospitals Health System, Inc.) Revenue Bonds, Series 2015C (Term Floaters), VRDN, Series C, 4.45%, 01/15/2045(d)	600,000	600,000
Total Ohio		7,868,663
OREGON—5.9%
City of Portland, Oregon Second Lien Sewer System Revenue And Refunding Bonds, 2023 Series A
Series A, 5.00%, 12/01/2042	2,195,000	2,307,585
Series A, 5.00%, 12/01/2047	3,000,000	3,111,149
The Hospital Facility Authority of Union County, Oregon Revenue Bonds (Grande Ronde Hospital Project), Series 2022
5.00%, 07/01/2039	1,665,000	1,580,804
5.00%, 07/01/2047	500,000	441,068
Total Oregon		7,440,606
PENNSYLVANIA—4.7%
Huntingdon County General Authority (Commonwealth Of Pennsylvania) Revenue Bonds (Aicup Financing Program - Juniata College Project) Series 2021 Tt3, Series T, 5.00%, 10/01/2051	2,500,000	2,143,322
Montgomery County Higher Education And Health Authority Thomas Jefferson University Revenue Bonds, Series 2022B, Series B, 5.00%, 05/01/2057	3,515,000	3,331,018
The City of Philadelphia, Pennsylvania General Obligation Bonds, Series 2021A (Tax-Exempt), Series A, 4.00%, 05/01/2042	500,000	443,587
Total Pennsylvania		5,917,927
PUERTO RICO—25.3%
Gdb Debt Recovery Authority Gdb Debt Recovery Authority Bonds (Taxable), 7.50%, 08/20/2040	7,863,271	6,349,591
Puerto Rico Commonwealth Government Restructured Bonds 2022 A-1
Series A1, 4.00%, 07/01/2037	99,821	83,793
Series A1, 4.00%, 07/01/2046	2,340,000	1,804,094
Puerto Rico Commonwealth Highways & Transportation Authority Restructured Toll Revenue Bonds 2022 A, Series A, 5.00%, 07/01/2062	1,250,000	1,193,750
Principal Amount		Value

Puerto Rico Industrial, Tourist, Educational, Medical And Environmental Control Facilities Financing Authority (Hospital Auxilio Mutuo Obligated Group Project) Hospital Revenue And Refunding Revenue Bonds, Series 2021, 5.00%, 07/01/2035	$360,000	$ 369,364
Puerto Rico Sales Tax Filing Corporate Sales Tax Revenue Restructured Bonds Cofina A-1
Series A-1, 0.00%, 07/01/2051	66,455,000	12,311,467
Series A-1, 4.75%, 07/01/2053	8,500,000	7,514,524
Series A-1, 5.00%, 07/01/2058	2,510,000	2,270,504
Total Puerto Rico		31,897,087
SOUTH CAROLINA—1.7%
Clemson University, South Carolina Higher Education Revenue Bonds, Series 2023A (Byrnes Hall Project), Series A, 4.00%, 05/01/2049	2,500,000	2,161,089
TEXAS—13.2%
Board of Regents of The University of Texas System Revenue Financing System Bonds, Series 2019B, Series B, 5.00%, 08/15/2049	1,000,000	1,028,156
City of Austin, Texas Airport System Revenue Bonds, Series 2022 (AMT), 5.00%, 11/15/2052	5,000,000	4,956,610
Clifton Higher Education Finance Corporation Education Revenue Bonds (Yes Prep Public Schools Inc.) Series 2023, (PSF-GTD), 4.25%, 04/01/2048	2,000,000	1,753,237
Klein Independent School District, Texas Unlimited Tax Schoolhouse Bonds, Series 2023 (Permanent School Fund Guarantee Program), (PSF-GTD), 4.00%, 08/01/2043	2,000,000	1,804,055
London Independent School District, Texas Unlimited Tax School Building Bonds, Series 2022 (The Permanent School Fund Guarantee Program), (PSF-GTD), 4.00%, 08/15/2052	2,500,000	2,187,235
New Hope Cultural Education Facilities Finance Corporation Senior Living Revenue Bonds (Cardinal Bay, Inc. – Village On The Park/Carriage Inn Project) Second Tier Series 2016B , Series B, 4.75%, 07/01/2051	160,000	80,000
New Hope Cultural Education Facilities Finance Corporation Senior Living Revenue Bonds (Cardinal Bay, Inc. – Village On The Park/Carriage Inn Project) Series 2016A-1 , Series A, 5.00%, 07/01/2051	135,000	92,475
Port of Corpus Christi Authority, Nueces County, Texas Solid Waste Disposal Revenue Bonds (Flint Hills Resources, Lp Project), Series 2007, AMT, VRDN, Series F, 5.05%, 01/01/2032(a)(d)	200,000	200,000

12	abrdn National Municipal Income Fund

Portfolio of Investments   (concluded)
As of September 30, 2023

Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS (continued)
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Bonds (Blueridge Transportation Group, Llc Sh 288 Toll Lanes Project) Series 2016 (Tax-Exempt), 5.00%, 12/31/2055	$955,000	$ 887,741
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Bonds (Nte Mobility Partners Segments 3 Llc Segment 3C Project) Series 2019 (Tax-Exempt) (Tx), 5.00%, 06/30/2058	3,785,000	3,605,251
Total Texas		16,594,760
VIRGINIA—0.9%
Economic Development Authority Of Henrico County, Virginia Residential Care Facility Revenue Bonds (Westminster Canterbury Richmond) Series 2022A, Series A, 5.00%, 10/01/2052	1,200,000	1,110,770
WASHINGTON—2.0%
Washington State Higher Education Facilities Authority Revenue Bonds (Gonzaga University) 2022, 4.00%, 04/01/2047	3,000,000	2,450,703
WISCONSIN—2.2%
Public Finance Authority Educational Revenue Bonds (Piedmont Community Charter School) Series 2019, 5.00%, 06/15/2049	500,000	434,964
Public Finance Authority Limited Obligation Pilot Revenue Bonds (American Dream @ Meadowlands Project) Series 2017, 7.00%, 12/01/2050(a)	380,000	338,111
Principal Amount		Value

Public Finance Authority, Wisconsin Hotel Revenue Bonds (Grand Hyatt San Antonio Hotel Acquisition Project) Senior Lien Series 2022A, Series A, 5.00%, 02/01/2062	$1,475,000	$ 1,266,910
Wisconsin Health And Educational Facilities Authority Senior Living Revenue Bonds (Covenant Communities, Inc. Project) Second Tier Series 2018B , Series B, 5.00%, 07/01/2053	1,000,000	680,309
Total Wisconsin		2,720,294
Total Municipal Bonds		222,382,127
Total Investments (Cost $245,050,796)—176.5%		222,382,127
Liabilities in Excess of Other Assets—(76.5%)		(96,371,713)
Net Assets—100.0%		$126,010,414

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Sinkable security.
(d)	Variable rate security. The Fund has the right to sell the security back to the issuer for the unpaid principal amount plus interest accrued upon a short notice period. The rate shown is the effective interest rate as of September 30, 2023 and resets periodically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See Notes to Financial Statements.

abrdn National Municipal Income Fund	13

Statement of Assets and Liabilities
As of September 30, 2023

Assets
Investments, at value (cost $245,050,796)	$ 222,382,127
Interest and dividends receivable	2,966,588
Due from Investment Manager	248,995
Prepaid expenses in connection with preferred shares (Note 6)	10,180
Total assets	225,607,890
Liabilities
Liquidation value of preferred shares (Note 6)	99,000,000
Due to custodian	288,533
Trustee fees payable	53,784
Fund accounting fees payable	30,000
Investor relations fees payable (Note 3)	16,166
Administration fees payable (Note 3)	15,360
Other accrued expenses	193,633
Total liabilities	99,597,476

Net Assets	$126,010,414
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 12,278
Paid-in capital in excess of par	180,187,892
Distributable accumulated loss	(54,189,756)
Net Assets	$126,010,414
Net asset value per share based on 12,278,003 shares issued and outstanding	$10.26

See Notes to Financial Statements.
14	abrdn National Municipal Income Fund

Statement of Operations

	For the Period From April 1, 2023 to September 30, 2023	For the Year Ended March 31, 2023(a)
Net Investment Income
Investment Income:
Interest and amortization of discount and premium and other income	$ 5,878,594	$ 15,196,022
Total investment income	5,878,594	15,196,022
Expenses:
Investment management fee (Note 3)	481,910	1,442,951
Legal fees and expenses	159,322	479,366
Independent auditors’ fees and expenses	85,000	68,824
Reports to shareholders and proxy solicitation	65,000	58,619
Administration fee (Note 3)	63,766	108,003
Trustees' fees and expenses	55,381	14,965
Transfer agent’s fees and expenses	34,078	540,712
Investor relations fees and expenses (Note 3)	19,178	—
Custodian’s fees and expenses	9,714	28,369
Expenses related to preferred shares	7,820	—
Registration fees	—	152
Miscellaneous	68,133	398,177
Total operating expenses, excluding dividend expense	1,049,302	3,140,138
Dividend expense on preferred shares (Note 6)	2,199,754	3,396,207
Total operating expenses before reimbursed/waived expenses	3,249,056	6,536,345
Less: Investor relations fee waiver (Note 3)	(3,012)	—
Expenses waived (Note 3)	(325,793)	—
Net expenses	2,920,251	6,536,345

Net Investment Income	2,958,343	8,659,677
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(4,724,472)	(24,543,349)
	(4,724,472)	(24,543,349)
Net change in unrealized appreciation/(depreciation) on:
Investments	(14,222,498)	(10,657,292)
	(14,222,498)	(10,657,292)
Net realized and unrealized loss from investments	(18,946,970)	(35,200,641)
Change in Net Assets Resulting from Operations	$(15,988,627)	$(26,540,964)

(a)	Audited by a different independent registered public accounting firm.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn National Municipal Income Fund	15

Statements of Changes in Net Assets

	For the Period From April 1, 2023 to September 30, 2023	For the Year Ended March 31, 2023(a)	For the Year Ended March 31, 2022(a)
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$2,958,343	$8,659,677	$3,356,556
Net realized loss from investments	(4,724,472)	(24,543,349)	(2,015,982)
Net change in unrealized depreciation on investments	(14,222,498)	(10,657,292)	(15,173,054)
Net decrease in net assets resulting from operations	(15,988,627)	(26,540,964)	(13,832,480)
Distributions to Shareholders From:
Distributable earnings	(2,701,161)	(8,622,394)	(4,399,567)
Return of capital	–	(1,132,057)	–
Net decrease in net assets from distributions	(2,701,161)	(9,754,451)	(4,399,567)
Proceeds from shares issued from the reorganization (Note 10)	–	–	235,755,536
Cost of Shares Redeemed	–	(103,710,362)	–
Change in net assets from capital transactions	–	(103,710,362)	235,755,536
Change in net assets	(18,689,788)	(140,005,777)	217,523,489
Net Assets:
Beginning of year	144,700,202	284,705,979	67,182,490
End of year	$126,010,414	$144,700,202	$284,705,979

(a)	Audited by a different independent registered public accounting firm.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
16	abrdn National Municipal Income Fund

Statement of Cash Flows

	For the Period From April 1, 2023 to September 30, 2023	For the Year Ended March 31, 2023(a)
Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ (15,988,627)	$ (26,540,964)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(155,735,606)	(320,626,391)
Investments sold and principal repayments	164,378,897	452,829,335
Decrease in short-term investments, excluding foreign government	–	4,932,418
Net amortization/accretion of premium (discount)	(316,874)	712,368
Decrease in receivable for investments sold	–	22,064,142
(Increase)/decrease in interest and dividends receivable	(8,646)	2,085,177
(Increase) in receivable from Investment Manager	(248,995)	–
Decrease in other assets	2,148	400,848
Decrease in offering cost for preferred shareholders	166,364	22,121
Decrease in prepaid expenses	–	43,740
Decrease in payable for investments purchased	(7,912,098)	(25,826,655)
Decrease in accrued investment management fees payable	(94,443)	(50,473)
Increase/(decrease) in payable for Trustees' fees	49,300	(1,418)
Increase/(decrease) in payable for accounting expenses	18,900	(1,349)
Increase/(decrease) in payable for administration expenses	(7,676)	23,036
Increase/(decrease) in payable for reports to shareholders and proxy solicitation	51,947	(145)
Increase/(decrease) in payable for audit and tax fees	76,416	(44,046)
Decrease in payable for legal fees	(5,554)	(13,380)
Increase/(decrease) in other accrued expenses	(159,013)	233,136
Net change in unrealized depreciation of investments	14,222,498	10,657,292
Net realized loss on investments transactions	4,724,472	24,543,349
Total Cash flows from operating activities	3,213,410	145,442,171
Cash flows from financing activities:
Increase/(decrease) in payable to custodian	$ (512,249)	$ 800,782
Repurchase of preferred stock at liquidation value	–	(36,000,000)
Distributions paid to shareholders	(2,701,161)	(9,754,451)
Cost of shares redeemed	–	(103,710,362)
Net cash used in financing activities	(3,213,410)	(148,664,031)
Net change in cash	–	(3,221,860)
Unrestricted and restricted cash and foreign currency, beginning of year	–	3,221,860
Unrestricted and restricted cash and foreign currency, end of year	$–	$–
Supplemental disclosure of cash flow information:
Cash paid for dividend expense on borrowing	2,199,754	3,396,207

(a)	Audited by a different independent registered public accounting firm.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn National Municipal Income Fund	17

Financial Highlights

	For the Period From April 1, 2023 to September 30,	For the Fiscal Years Ended March 31,
	2023 (a)	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of year	$11.79	$13.59	$14.84	$13.71	$14.44	$14.34
Net investment income(c)	0.24	0.47	0.51	0.58	0.54	0.59
Net realized and unrealized gains/(losses) on investments	(1.55)	(1.73)	(1.12)	1.12	(0.57)	0.11
Total from investment operations applicable to common shareholders	(1.31)	(1.26)	(0.61)	1.70	(0.03)	0.70
Distributions to common shareholders from:
Net investment income	(0.22)	(0.48)	(0.54)	(0.51)	(0.55)	(0.60)
Net realized gains	–	–	(0.10)	(0.06)	(0.15)	–
Return of capital	–	(0.06)	–	–	–	–
Total distributions	(0.22)	(0.54)	(0.64)	(0.57)	(0.70)	(0.60)
Net asset value per common share, end of year	$10.26	$11.79	$13.59	$14.84	$13.71	$14.44
Market price, end of year	$8.61	$10.67	$12.65	$13.12	$12.24	$12.69
Total Investment Return Based on(d):
Market price	(17.48%)	(11.51%)	0.92%	12.11%	1.35%	5.56%
Net asset value	(11.01%)	(9.25%)	(4.15%)	13.20%	(0.24%)	5.71%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$126,010	$144,700	$284,706	$67,182	$62,085	$65,399
Average net assets applicable to common shareholders (000 omitted)(e)	$141,600	$–	$–	$–	$–	$–
Net operating expenses, net of fee waivers	4.11%(f)	2.89%	1.57%	1.66%	2.27%	2.31%
Net operating expenses, excluding fee waivers	4.58%(f)	2.89%	1.57%	1.66%	2.27%	2.31%
Net operating expenses, net of fee waivers, excluding dividend expense	1.01%(f)	1.39%	1.04%	1.02%	1.11%	1.05%
Net Investment income(g)	4.17%(f)	3.83%	3.45%	4.03%	3.69%	4.19%
Portfolio turnover	65%	94%	75%	19%	33%	16%
Total leverage (preferred stock) outstanding (000 omitted)(h)	$99,000	$99,000	$135,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period(h)	$227,283	$246,162	$310,893	$323,942	$306,949	$317,996
Liquidation value per share of preferred shares(h)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Beginning with the period ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(b)	Based on average shares outstanding. See Notes to Financial Statements.
18	abrdn National Municipal Income Fund

Financial Highlights  (concluded)

(c)	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.18, $0.28, $0.08, $0.08, $0.17, and $0.18 per share for the period ended Septebmer 30, 2023 and for the years ended March 31, 2023, 2022, 2021, 2020, and 2019, respectively.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	Average net assets applicable to common shareholders were not shown for the fiscal years ended March 31, 2023, 2022, 2021, 2020, and 2019.
(f)	Annualized.
(g)	The annualized ratio of net investment income excluding dividend expense to average net assets for the period ended September 30, 2023 was 6.80%. The ratio of net investment income excluding dividend expense to average net assets for the years ended March 31, 2023, 2022, 2021, 2020, and 2019 were 5.33%, 3.98%, 4.67%, 4.84%, and 5.45%, respectively.
(h)	In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares. When the Fund acquired Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. on February 11, 2022, it also acquired the Series 2049 preferred shares used as leverage by those funds, which are reflected in the value of preferred shares outstanding in the table above. 36,000,000 were redeemed to Fund the tender offer on December 16, 2022.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn National Municipal Income Fund	19

Notes to  Financial Statements
September 30, 2023

1.  Organization
abrdn National Municipal Income Fund (formerly, Delaware Investments National Muncipal Income Fund) (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund is diversified for purposes of the 1940 Act. The Fund’s investment objective is to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
Effective close of business on July 7, 2023, abrdn Inc. (“abrdn” or the "Investment Manager") assumed responsibility for the management of the Fund from Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.  As noted within the Fund’s proxy statement, the Fund’s name changed simultaneously with the change of investment manager. The Fund’s ticker symbol and CUSIP did not change.
Effective July 10, 2023, the Fund's fiscal year end was changed from March 31 to September 30. The first full cycle of the new fiscal year-end reporting will begin October 1, 2023. As a result of the change, the Fund has a September 30, 2023, fiscal six-month transition period, the results of which are reported in this Annual Report for the period ended September 30, 2023.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc, the
Fund's Investment Manager, as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are

20	abrdn National Municipal Income Fund

Notes to  Financial Statements  (continued)
September 30, 2023

valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation
Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Municipal Bonds	$–	$222,382,127	$–	$222,382,127
Total Investments	$–	$222,382,127	$–	$222,382,127
Total Investment Assets	$–	$222,382,127	$–	$222,382,127
Amounts listed as “–” are $0 or round to $0.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis.
Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
d.  Distributions:
The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

abrdn National Municipal Income Fund	21

Notes to  Financial Statements  (continued)
September 30, 2023

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
e.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent period ended September 30, 2023 are subject to such review.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
Effective as of the close of business July 7, 2023 abrdn Inc. serves as the Fund’s Investment Manager pursuant to an investment management agreement (the “Management Agreement”) with the Fund. The Investment Manager is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Investment Manager.
As compensation for its services to the Fund, the Investment Manager receives an annual investment advisory fee at an annual rate of 0.40% of the average daily "Managed Assets" of the Fund during the month. "Managed Assets" are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the fiscal period ended September 30, 2023, the Fund paid the Investment Manager $221,540.
Effective July 8, 2023 the Investment Manager entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through July 10, 2025. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses) from exceeding 1.07% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal period ended September 30, 2023 pursuant to the Expense Limitation Agreement was $325,793.
The Investment Manager may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Investment Manager limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Manager, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).
As of September 30, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Investment Manager from the Fund, based on expenses reimbursed by the Investment Manager, including adjustments described above, would be:
Amount Period End 2023 (Expires 09/30/26)	$325,793
Total*	$325,793

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
Prior to close of business on July 7, 2023 the Fund paid DMC, a series of Macquarie Investment Management Business Trust and the predecessor investment manager, an annual fee of 0.40% which was calculated based on the Fund’s adjusted average daily net assets. For the period from April 1, 2023 to July 7, 2023, DMC earned an advisory fee of $260,370.
b.  Fund Administrator:
Effective as of the close of business July 7, 2023, abrdn Inc. is the Fund’s Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. State Street Bank and Trust Company serves as the Fund's Sub-Administrator. For the fiscal period ended

22	abrdn National Municipal Income Fund

Notes to  Financial Statements  (continued)
September 30, 2023

September 30, 2023 pursuant to the Administration Agreement, abrdn Inc. earned $63,766 from the Fund for administration services.
Prior to the close of business on July 7, 2023, the Fund paid Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, for fund accounting and financial administrative oversight services. For these services, DIFSC’s fees were calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds paid a minimum of $4,000, which, in aggregate, was subtracted from the Total Fee. Each fund then paid its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For period ended September 30, 2023, the Fund paid DIFSC $19,456.
c.  Investor Relations:
Effective as of the close of business on July 7, 2023, under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Investment Manager or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal period ended September 30, 2023, the Fund incurred investor relations fees of approximately $19,178. For the fiscal period ended September 30, 2023, abrdn Inc. bore $3,012 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.
d.  Purchase/Sale Transactions Between Affiliates
The Fund is permitted to buy or sell securities with funds that have a common investment manager (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the fiscal period ended September 30, 2023, the Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $2,000,000.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal period ended September 30, 2023, were $155,735,606 and $164,395,629, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of September 30, 2023, there were 12,278,003 shares of common stock issued and outstanding. Shares issuable under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. During the period from April 1, 2023 to September 30, 2023 and the years ended March 31, 2023 and March 31, 2022, the Fund did not issue any shares under its dividend reinvestment plan.
6.  Muni-MultiMode Preferred Shares
On April 25, 2019, the Fund priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, of approximately $30 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP), with a $100,000 liquidation value per share. The Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The Fund issued MMP shares in the same amount and value as its previously outstanding VMTP shares. On February 11, 2022, the Fund acquired the assets of Delaware Investments Colorado Municipal Income Fund, Inc. (“VCF”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (“VMM”), which included Series 2049 MMP preferred shares issued by each of VCF and VMM used as leverage (the “Reorganization”). The Reorganization caused the Fund’s total preferred shares outstanding to equal $135 million, with VCF’s Series 2049 MMP preferred shares becoming Series 2 and VMM’s Series 2049 MMP preferred shares becoming Series 3 of the MMP shares issued by the Fund. The Fund’s original tranche of Series 2049 MMP preferred shares is Series 1. The terms of the Series 2 and Series 3 MMP shares are substantially similar

abrdn National Municipal Income Fund	23

Notes to  Financial Statements  (continued)
September 30, 2023

to those of the Series 1. In connection with the  2022 tender offer the Fund accordingly reduced its outstanding MMP Preferred Shares by redeeming 360 Preferred Shares at the $100,000 liquidation preference per share, plus an additional amount representing the final accumulated dividend amounts owed to be paid to preferred shareholders. The redemption occurred on December 20, 2022. After this the total preferred shares outstanding was $99,000,000.
The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. The Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).
The weighted average dividend rate for all of the Fund’s MMP shares for the period ended September 30, 2023 is 4.42%. The average balance for the  period ended September 30, 2023 was $99,000,000.
The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance. Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), the Fund will pay additional fees with respect to the leverage.
For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the "Statement of assets and liabilities". Dividends accrued and paid on the MMP shares are included as a component of dividend expense on preferred shares in the "Statement of operations". The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.
7.  Portfolio Investment Risks
a.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
b.  Geographic Focus Risk:
The Fund's performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single state,  small number of states, or a particular geographic region. Also, the Fund's performance may be more closely tied to the market, economic, or regulatory conditions in those states, regions, or municipalities.
c.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
d.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to

24	abrdn National Municipal Income Fund

Notes to  Financial Statements  (continued)
September 30, 2023

perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
f.  Municipal Securities Risk
The Fund is subjected to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
g.  Tobacco Related Bonds Risk
The Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
8.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9.  Tax Information
The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of September 30, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$245,587,287	$91,498	$(23,296,658)	$(23,205,160)
abrdn National Municipal Income Fund	25

Notes to  Financial Statements  (continued)
September 30, 2023

The tax character of distributions paid during the period ended September 30, 2023 and fiscal years ended March 31, 2023 and March 31, 2022 were as follows:
	September 30, 2023	March 31, 2023	March 31, 2022
Distributions paid from:
Ordinary Income	$-	$53,547	$576
Net long-term capital gains	-	-	452,412
Tax Exempt Distributions	2,701,161	8,568,847	3,946,579
Return of Capital	-	1,132,057	-
Total tax character of distributions	$2,701,161	$9,754,451	$4,399,567
Amounts listed as “–” are $0 or round to $0.
As of September 30, 2023, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$216,801
Capital loss carryforward	$(31,177,844)*
Other currency gains	-
Other Temporary Differences	(23,553)
Unrealized Appreciation/(Depreciation)	(23,205,160)**
Total accumulated earnings/(losses) – net	$(54,189,756)
Amounts listed as “–” are $0 or round to $0.
*	On September 30, 2023, the Fund had a net capital loss carryforward of $(31,177,844) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$18,239,931	Unlimited (Short—Term)
12,937,913	Unlimited (Long—Term)
 ** The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to book and tax amortization methods for premiums and discounts on fixed income securities and the tax deferral of wash sales.
10.  Fund Reorganization
On November 9, 2021, the former Board of the Fund approved a proposal to reorganize (the “Reorganization”) Delaware Investments® Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Acquired Funds”), each organized as Minnesota corporations, with and into Delaware Investments National Municipal Income Fund (the “Acquiring Fund”), organized as a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Funds were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Funds, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Funds to own shares of the Acquiring Fund, and the Acquiring Fund to achieve a larger asset level, which could potentially reduce its discounts as well as fixed expenses, greater liquidity to facilitate larger trading volumes, stronger investment opportunities due to scale and having a national investment focus, and the ability to implement other forms of leverage. The Reorganization was accomplished by a tax-free exchange of shares on February 11, 2022. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
26	abrdn National Municipal Income Fund

Notes to  Financial Statements  (concluded)
September 30, 2023

The share transactions associated with the Reorganization are as follows:
	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Investments Colorado Municipal Income Fund, Inc.			Delaware Investments National Municipal Income Fund
Common shares	$71,680,609	4,837,100		4,995,164	$64,997,119	1.0327

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Investments Minnesota Municipal Income Fund II, Inc.			Delaware Investments National Municipal Income Fund
Common shares	$164,074,927	11,504,975		11,433,793	$64,997,119	0.9938
The net assets of the Acquired Funds before the Reorganization were $235,755,536. The net assets of the Acquiring Fund immediately following the Reorganization were $300,752,655.
Assuming the Reorganization had been completed on April 1, 2021, the Acquiring Fund's pro forma results of operations for the year ended March 31, 2022, would have been as follows:

Net investment income	$10,353,883
Net realized loss on investments	(2,024,210)
Net change in unrealized appreciation (depreciation)	(22,051,855)
Net decrease in net assets resulting from operations	$(13,722,182)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund's Statement of Operations since the Reorganization was consummated on March 31, 2022.
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2023, other than as noted below.
On October 11, 2023 and November 9, 2023 the Fund announced that it will pay on October 31, 2023 and November 30, 2023, respectively a distribution of US $0.0325 per share to all shareholders of record as of October 24, 2023 and November 22, 2023, respectively.
abrdn National Municipal Income Fund	27

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn National Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the Fund), including the portfolio of investments, as of September 30, 2023, the related statements of operations, changes in net assets, and cash flows for the period from April 1, 2023 through September 30, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from April 1, 2023 through September 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period from April 1, 2023 through September 30, 2023, in conformity with U.S. generally accepted accounting principles. The statements of operations and cash flows for the year ended March 31, 2023, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2023, and the financial highlights for each of the years in the five-year period ended March 31, 2023 were audited by other independent registered public accountants whose report, dated June 9, 2023, expressed an unqualified opinion on those financial statements and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
November 29, 2023
28	abrdn National Municipal Income Fund

Federal Tax Information: Dividends and Distributions  (Unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended December 31, 2023. In February 2024, shareholders will receive Form 1099-DIV. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.
abrdn National Municipal Income Fund	29

Supplemental Information (Unaudited)

abrdn National Municipal Income Fund Form 8-K
On July 7, 2023, the Board of Trustees (the “Board”) of abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the “Fund”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. The Fund communicated the Board’s decision that PwC was dismissed on July 7, 2023. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board.
The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years ended March 31, 2023 and March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the Fund’s two most recent fiscal years (ended March 31, 2023 and March 31, 2022) and the subsequent interim period through July 7, 2023, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.
During the Fund’s two most recent fiscal years (ended March 31, 2023 and March 31, 2022) and the subsequent interim period through July 7, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).
The Fund has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund in this report on Form 8-K. A copy of PwC’s letter, dated July 13, 2023, is filed as Exhibit 16.1 to this report on Form 8-K.
On July 10, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved a change in the Fund’s fiscal year end and the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. During the Fund’s two most recent fiscal years (ended March 31, 2023 and March 31, 2022) and the subsequent interim period prior to the engagement of KPMG, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding (1) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report nor oral advice was provided that KPMG concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue or (2) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
With regard to the Form 8-K (File No. 811-07410) filed on July 13, 2023 by abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (“Issuer”) with the Securities and Exchange Commission (the “Commission”), Issuer hereby acknowledges its responsibilities that its audited financial statements included in its filings with the Commission must be audited by an accountant that is independent for purposes of the federal securities laws and the rules and regulations thereunder, including Rule 2-01 of Regulation S-X and related professional standards. Issuer further acknowledges that:
•	Issuer is responsible for the adequacy and accuracy of the disclosures in the filing;
•	Staff comments do not foreclose the Commission from taking any action with respect to the filing; and
•	Issuer may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws and the rules and regulations thereunder; Issuer represents that Issuer and its agents and assigns will not assert staff consultation with the Issuer regarding the independence of KPMG LLP in regard to certain impermissible non-audit services provided to affiliates of Issuer as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
30	abrdn National Municipal Income Fund

Supplemental Information (Unaudited)  (continued)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on September 21, 2023. The description of the proposal and number of shares voted at the meeting are as follows:
Election of Trustees:
	Votes For	Votes Against/ Withheld
Stephen Bird (common & preferred)	9,703,200	453,671
Todd Reit (common & preferred)	9.668,099	488,772
Nancy Yao Maasbach (preferred only)	990	-
C. William Maher (preferred only)	990	-
Board of Trustees' Approval of the New Management Agreement
At a meeting of the Board of Trustees of the Fund (the “Board”) held on December 22, 2022 (the “Board meeting”), the Trustees who were present at the meeting considered and discussed matters relating to a new investment management agreement for the Fund (the “New Management Agreement”). In advance of the Board meeting, abrdn Inc. and its affiliates (“abrdn”) and Delaware Management Company (“DMC”) provided detailed information to the Board about the New Management Agreement, including information with respect to abrdn, and responded to a number of questions and supplemental information requests from the Board. In addition, prior to the Board meeting, the Investment Committee of the Board met with representatives of abrdn (including the proposed lead portfolio manager) and DMC and representatives of the Fund’s Nominating and Corporate Governance Committee met with the proposed new Independent Trustees.  The Board also considered information it had previously received and gained about abrdn at meetings held earlier in the year, including from management, legal and compliance representatives of abrdn, that it had received in connection with the approval of reorganization of three closed-end funds for which DMC serves as investment adviser into corresponding closed-end funds for which abrdn serves as investment adviser. The Independent Trustees of the Fund also met separately with their independent counsel to consider and discuss the New Management Agreement.
DMC recommended that the Board approve the New Management Agreement.
In considering and approving the New Management Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Board meeting, but also the knowledge gained over time through interaction with abrdn and DMC about various topics.
Nature, extent, and quality of services. The Trustees received and considered various information regarding the nature, extent, and quality of the advisory services to be provided to the Fund under the New Management Agreement by abrdn.  With respect to abrdn, the most recent investment adviser registration forms were provided to the Trustees, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Trustees also had previously met with senior personnel across various departments of abrdn. The Trustees considered the information provided with respect to the proposed experienced municipals portfolio management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that abrdn has advised the Trustees that in transitioning the management of the Fund, abrdn would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees noted that abrdn has substantial experience in assimilating closed-end funds into its family of funds.
The Trustees considered that abrdn currently manages 13 U.S. closed-end funds and 25 non-U.S. closed-end funds, totaling $22 billion in assets as of October 26, 2022.  They also considered that abrdn Inc. has extensive experience in managing municipal securities and that while abrdn does not currently manage any municipal closed-end funds, abrdn does have substantial assets under management in markets directly relevant to the Fund (i.e., municipal bond mutual funds with over $908 million in assets as of November 17, 2022). The Trustees additionally considered abrdn’s commitment to its asset management business, in particular its larger closed-end fund platform, its knowledge of the closed-end fund marketplace, and dedicated closed-end fund Investor Services professionals. The Trustees also considered that, with respect to the other three closed-end funds advised by DMC, they had previously approved and recommended to shareholders of such funds to approve the reorganization into a corresponding closed-end fund managed by abrdn.  They further noted that each of these reorganizations had been approved by such shareholders.
The Trustees noted abrdn’s and DMC’s representation that, if abrdn were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and
abrdn National Municipal Income Fund	31

Supplemental Information (Unaudited)  (concluded)

compliance services. The Trustees further considered the key differences in the valuation policies of abrdn and DMC and its anticipated impact on the Fund’s net asset value.
Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from abrdn as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.
Investment performance. The Trustees considered that since abrdn does not manage any municipal bond closed-end funds, it reviewed the investment performance record of abrdn in managing municipal bond mutual funds, which unlike the Fund do not utilize leverage in their portfolios. The Trustees noted that over the near term, abrdn’s suite of municipal bond mutual funds have performed better than the Fund, but for the 10 year-term, these funds’ performance had been slightly lower.  The Trustees evaluated the performance for the one-, three- and five-year periods ended November 4, 2022 of the institutional class of these abrdn municipal bond mutual funds in comparison to their relevant benchmark indices. Based on materials provided by abrdn about the investment performance achieved for those funds, the Trustees noted that abrdn had performance results generally comparable to those attained by a relevant benchmark index.
Fees and Economies of Scale. The Trustees considered that the advisory fee rate would be the same under the New Management Agreement. The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, abrdn’s large platform presented opportunities for the Fund to receive the benefits of economies of scale through abrdn’s relationships with service providers and other operational efficiencies. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted abrdn’s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which abrdn may be able to achieve economies of scale for the Fund, but noted that there can be no assurances that economies of scale will be achieved by abrdn. Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation to be payable to abrdn under the New Management Agreement was reasonable.
Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by abrdn and its affiliates  as a result of abrdn’s relationship with the Fund. These fall-out benefits include a reduction in administration fees payable by abrdn with respect to its unregistered U.S. funds because such fees are fixed fees payable to the service provider and by the Fund participating in the arrangements the fees are lower on a per-fund basis. The Board received and considered information regarding the extent to which abrdn and its affiliates might derive other ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Fund; the benefits from allocation of Fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Fund.  The Board received information from abrdn regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to be able to provide such services.
The Board concluded that, to the extent abrdn or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render abrdn’s fees excessive.
The Trustees also considered that DMC has a financial interest under the Asset Purchase Agreement in having the Board and shareholders approve the New Management Agreement.
Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by abrdn under the New Management Agreement and the expected profitability to abrdn from its proposed relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rate under the New Management Agreement. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how abrdn’s profitability actually would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of abrdn, that the profitability from its relationship with the Fund would not be excessive.
Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Trustees who were present at the meeting, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees who were present at the meeting, including the Independent Trustees voting separately (which constituted more than majority), approved the New Management Agreement and recommended that shareholders vote FOR approval of the New Management Agreement.
32	abrdn National Municipal Income Fund

Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal period ended September 30, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute it principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, except to update the Fund's risk disclosure for consistency with other municipal funds advised by the Investment Manager, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders; except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Effective as of the close of business on July 7, 2023, abrdn Inc. ("abrdn” or the "Investment Manager") assumed responsibility for the management of the Fund, from Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.
The portfolio managers of the Investment Manager are responsible for the day-to-day management of the Fund. Effective close of business on July 7, 2023, Miguel Laranjeiro and Jonathan Mondillo became portfolio managers for the Fund. The Fund is managed using a team-based approach, with Messrs. Laranjeiro and Mondillo being jointly and primarily responsible for the day-to-day management of the Fund.
Investment Objectives and Policies
The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (“S&P”), or is unrated but judged by the Investment Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality.
The Investment Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Investment Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.
The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.
The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Investment Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.
The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Investment Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Investment Manager determines to be of equal quality.
The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Investment Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.
Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986

abrdn National Municipal Income Fund	33

Additional Information Regarding the Fund (Unaudited)   (continued)

subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers. The Fund may invest without limit in advance refunded bonds.
The Fund may invest without limitation in high-quality, short-term tax-free instruments.
The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.
The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Investment Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.
The Fund may invest in zero coupon bonds.
Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.
The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
Where the Investment Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.
In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the US government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.
Risk Factors
Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Investment and Market Risk
An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Management Risk
The Fund's ability to achieve its investment objective is directly related to the Investment Manager’s investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely,

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and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Manager will continue to be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund's ability to realize its investment objective.
Debt Securities Risk
The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a security may default with respect to the payment of principal and interest. Pre-payment risk refers to the risk that debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Fund in securities bearing a lower interest rate. Pre-payment rates usually increase when interest rates are falling. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities. The lower a security is rated, the more it is considered to be a speculative or risky investment.
Municipal Securities Risk
Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:
Municipal Bond Tax Risk - Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and the Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the net asset value of the Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.
Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk - While the Fund may not invest more than 25% of its total assets in the securities of any industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.
General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.
Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal Notes Risks – Municipal notes are

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shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
State-Specific Risk - The Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that the Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect that State's issuers to pay interest or repay principal. The particular states in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. As of September 30, 2023, the Fund held 10% or more of its assets in each of the following States or territories: Puerto Rico, New York, California, Illinois, Colorado, Texas and Minnesota.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues like pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Interest Rate Risk
The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. For example, if interest rates increase by 1%, assuming a current portfolio duration of 7 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 7%.
Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. The fund with a longer average portfolio duration will be more sensitive to changes in interest rates than the fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to increased interest rate risk due to recent interest rate hikes. It is not possible to determine if, and for how long, interest rate hikes will continue.
High Yield Bonds and Other Lower-rated Securities Risk
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high– yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Geographic Focus Risk
The Fund’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Fund’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

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Puerto Rico and U.S. Territories Risk - The Fund is subject to Puerto Rico and U.S. territories risk to the extent that it invests in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years, leading certain issuers, including the Commonwealth, to default on debt obligations. These financial difficulties have been exacerbated by the impact of geological and severe weather events, as well as public health emergencies. Puerto Rico’s ongoing financial difficulties could potentially lead to worsening liquidity for its bonds and wider spreads, and consequently may affect the Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.
Leverage Risk
Leverage creates three major types of risks for shareholders: i) the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders; ii) the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; iii) if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined below) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.
The Investment Manager in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
Alternative Minimum Tax Risk
If the Fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the Fund’s distributions would be taxable for shareholders who are subject to this tax.

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Additional Information Regarding the Fund (Unaudited)   (continued)

Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Investment Manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Market Discount Risk
Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund's common shares trading at a discount. The risk that the Fund's common shares may trade at a discount is separate from the risk of a decline in the Fund's NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder's basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund's NAV. Because the market price of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund's control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund's common shares.
Distribution Rate Risk
It is the Fund's current policy to pay distributions on a monthly basis. If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.
Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Investment Manager generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Potential Conflicts of Interest Risk
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

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In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Manager that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Investment Manager may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Manager of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Investment Manager's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Investment Manager has adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Manager. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of the fund managed by the Investment Manager or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Manager between the interests of the Fund and the portfolio company, in that the ability of the Investment Manager to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.
Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Investment Manager simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Investment Manager, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Investment Manager may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Manager will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.
The Investment Manager or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for other clients, and the Investment Manager will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Manager may serve as board members or in other capacities for portfolio or potential

abrdn National Municipal Income Fund	39

Additional Information Regarding the Fund (Unaudited)   (continued)

portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.
Fundamental Investment Restrictions
The following are the fundamental investment limitations of the Fund. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
The Fund may not:
1.	make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit;
2.	borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit;
3.	underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act;
4.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
5.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities; and
6.	make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of senior securities, Preferred Shares, the revolving credit facility and reverse repurchase agreements, as applicable, as of September 30, 2023 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of September 30, 2023), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered reverse repurchase agreements, covered credit default swaps or other derivative instruments, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return of shareholder	(21.8%)	(12.9%)	(4.0%)	13.9%	5.0%
Based on estimated indebtedness of $99,000,000 (representing approximately 44.00% of the Fund's Managed Assets as of September 30, 2023), and a weighted average annual interest rate of 5.03% (interest rate on the preferred shares as of September 30, 2023), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 2.21% to cover annual interest payments on the estimated debt.

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Additional Information Regarding the Fund (Unaudited)   (concluded)

Share total return is composed of two elements—the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Investment Manager's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

abrdn National Municipal Income Fund	41

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

42	abrdn National Municipal Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn National Municipal Income Fund	43

Management of the Funds  (Unaudited)
As of September 30, 2023

The names, years of birth and business addresses of the Board Members and officers of the Funds as of the most recent fiscal period end, their principal occupations during the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Fund's Investment Manager are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Members
Stephen Bird c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Trustee	Since 2023	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	10 Registrants consisting of 28 Portfolios	None.
Independent Board Members
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Preferred Share Trustee	Since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	3 Registrants consisting of 3 Portfolios	None.
44	abrdn National Municipal Income Fund

Management of the Funds  (Unaudited)  (continued)
As of September 30, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board; Trustee	Since 2023	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	5 Registrants consisting of 5 Portfolios	None.
abrdn National Municipal Income Fund	45

Management of the Funds  (Unaudited)  (continued)
As of September 30, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Preferred Share Trustee	Since 2023	Ms. Yao is a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America. She served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis, served as the inaugural director of policy research of Goldman Sachs’ Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee of U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on accounting and governance at Yale University.	7 Registrants consisting of 7 Portfolios	None.

*	As of the most recent fiscal period end, the Fund Complex has a total of 14 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the most recent fiscal period end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
46	abrdn National Municipal Income Fund

Management of the Funds  (Unaudited)  (continued)
As of September 30, 2023

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President	Since 2023	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer		Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2023	Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2023	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2023	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
abrdn National Municipal Income Fund	47

Management of the Funds  (Unaudited)  (concluded)
As of September 30, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2023	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2023	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President	Since 2023	Currently, Director of Corporate Finance and Head of Listed Funds. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2023	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
48	abrdn National Municipal Income Fund

Corporate Information

Trustees
Stephen Bird
C. William Maher
Todd Reit, Chair
Nancy Yao
Investment Manager
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn National Municipal Income Fund are traded on the NYSE American under the symbol “VFL”. Information about the Fund’s net asset value and market price is available at www.abrdnvfl.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn National Municipal Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

VFL-ANNUAL

Item 2. Code of Ethics.

(a)	As of September 30, 2023, abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that William Maher, a member of the Board of Trustees’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit and Valuation Committee’s financial expert. Mr. Maher is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2023	$80,000	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
March 31, 2023*	$37,710	$0	$3,371	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

* Fees for the fiscal year ended March 31, 2023 were paid to the Registrants’s prior independent public accounting firm.

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2023	$0	$0	$1,171,994	$1,171,994
March 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2023, the Audit Committee members were:

Willam Maher

Nancy Yao Maasbach

Todd Reit

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the individuals listed below have primary responsibility for the day-to-day management of their respective sleeves of the Fund’s portfolio. Messrs. Duitz, Byrne and Reynolds are jointly and primarily responsible for the Fund’s public infrastructure investments, and Mr. Purington is primarily responsible for the Fund’s private/direct infrastructure investments.

Individual & Position	Past Business Experience
Miguel Laranjeiro	Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment managment decisions for the abrdn Ultra Short Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Intermediate Municipal Income Fund at abrdn. Miguel experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine's two municipal funds, Alpine Ultra Short Municipal Income Fund (ATOIX) and Alpine High Yield Managed Duration Fund (AHYMX). Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.
Jonathan Mondillo	Jonathan Mondillo is Head of US Fixed Income at abrdn. He is responsible for overseeing all public and private markets fixed income teams in the region, which include IG Credit, HY Credit, Municipals, and USPP. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2023.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jonathan Mondillo[1]	Registered Investment Companies	4	$1,025.10	0	$0
	Pooled Investment Vehicles	1	$70.06	0	$0
	Other Accounts	5	$1,417.29	0	$0

Miguel Laranjeiro [1]	Registered Investment Companies	4	$1,025.10	0	$0
	Pooled Investment Vehicles	1	$70.06	0	$0
	Other Accounts	5	$1,417.29	0	$0

1 Includes accounts managed by the US Municipals Team and US Investment Grade Fixed Income Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2023
Miguel Laranjeiro	None
Jonathan Mondillo	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended September 30, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N -CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn National Municipal Income Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn National Municipal Income Fund

Date: December 11, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn National Municipal Income Fund

Date: December 11, 2023

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn National Municipal Income Fund

Date: December 11, 2023